As filed with the Securities and Exchange Commission on March 5, 2003

                                             Registration No. 333-12144
                       ----------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ---------------------------------
                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                       ---------------------------------

                                  AMVESCAP PLC
             (Exact Name of Registrant as Specified in Its Charter)

England                                                      Not Applicable
-------                                                      --------------
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                              30 Finsbury Square
                                London EC2A 1AG
                                    England
                   (Address, including Zip Code, of Principal
                               Executive Offices)

                    WHOLESALE REPRESENTATIVES DEFERRAL PLAN
                            (Full Title of the Plan)

                              Robert F. McCullough
                            Chief Financial Officer
                                  AMVESCAP PLC
                        1315 Peachtree Street, Suite 500
                             Atlanta, Georgia 30309
                                 (404) 479-1095
           (Name, Address and Telephone Number of Agent for Service)

                                   Copies to:

                                Erick Holt, Esq.
                                General Counsel
                                  AMVESCAP PLC
                        1315 Peachtree Street, Suite 500
                             Atlanta, Georgia 30309
                                 (404) 479-1095

              Deregistration of Shares and Participation Interests
              ----------------------------------------------------

              The undersigned registrant hereby removes from registration all of the Ordinary Shares and participation interests in the Wholesale Representatives Deferral Plan previously registered on this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 28th day of February, 2003.

                                               AMVESCAP PLC


                                               By: /s/ Robert F. McCullough
                                                   ------------------------
                                                   Robert F. McCullough
                                                   Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on February 28, 2003:

             Name                  Title
             ----                  -----
              *                    Executive Chairman, Board of Directors; Chief
-----------------------------      Executive Officer
Charles W. Brady                   (principal executive officer)


              *                    Non-Executive Director
-----------------------------
Sir John Banham

              *                    Vice Chairman, Board of Directors
-----------------------------
The Hon. Michael D. Benson

              *                    Non-Executive Director
-----------------------------
Joseph R. Canion

              *                    Director
-----------------------------
Michael J. Cemo

              *                    Director
-----------------------------
Gary T. Crum

              *                    Vice Chairman, Board of Directors
-----------------------------
Robert H. Graham

              *                    Director
-----------------------------
Hubert L. Harris, Jr.

              *                    Non-Executive Director
-----------------------------
Bevis Longstreth

              *                    Director; Chief Financial Officer
-----------------------------      (principal financial and accounting officer)
Robert F. McCullough

              *                    Non-Executive Director
-----------------------------
Stephen K. West

Authorized Representative in the United States:

/s/      Robert F. McCullough
-----------------------------
Name:    Robert F. McCullough
Title:   Director; Chief Financial Officer

*By:     /s/  Robert F. McCullough
         -------------------------
         Robert F. McCullough
         Attorney-in-fact